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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 31, 1999


                              LJL BIOSYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    000-23647
                            (Commission File Number)

   DELAWARE                                 77-0360183
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation)


                                405 TASMAN DRIVE
                               SUNNYVALE, CA 94089
             (Address of principal executive offices, with zip code)

                                 (408) 541-8787
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     On August 31, 1999, LJL Biosystems, Inc. announced the creation of the Genomics Sciences Group within the company and that the company has entered into a collaboration agreement with the University of California at Los Angeles. Further details regarding this announcement are contained in the company's news release dated August 31, 1999 attached as an exhibit hereto and incorporated herein by reference.

     On August 31, 1999, LJL Biosystems, Inc. announced a general corporate update of its business. Further details regarding this announcement are contained in the company's news release dated August 31, 1999 attached as an exhibit hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Exhibits:

         99.2 LJL BioSystems, Inc. News Release dated August 31, 1999

         99.3 LJL BioSystems, Inc. News Release dated August 31, 1999


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LJL BIOSYSTEMS, INC.



Date:  September 1, 1999               By: /s/ Lev J. Leytes
                                          --------------------------------
                                           Lev J. Leytes
                                           President and CEO


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